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                                                                   EXHIBIT 23(1)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated February 6, 1996 included in or incorporated by reference in Promus Hotel Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen LLP

October 10, 1996.